Exhibit 99.1
For Immediate Release
Isabella Bank Corporation
401 North Main Street
Mt. Pleasant, MI 48858-1649
FOR MORE INFORMATION CONTACT:
Amber Zaske, Community Relations Specialist
Phone: 989-779-6309    Fax: 989-775-5501
Isabella Bank Corporation Announces Strong Fourth Quarter and 2021 Earnings
Record assets, loans and net income of $19.5 million in 2021; EPS jumps 81%
Mt. Pleasant, Michigan, February 10, 2022 — Isabella Bank Corporation (the “Corporation”) (OTCQX: ISBA) has released positive earnings results for the fourth quarter and year ended December 31, 2021. The Corporation reported net income of $4.8 million for the quarter and a record $19.5 million for the year. Both figures reflect increases over the same periods a year ago. Earnings per common share were $0.63 in the fourth quarter and $2.48 for the year 2021, also increases from the same periods of 2020.
2021 Highlights:
•Net income in 2021 reached a record $19.5 million, increasing 79%, compared to 2020.
•Net interest income in 2021 improved by $2.4 million compared to 2020, enabled by interest expense declining $6.4 million.
•Total assets reached a record $2 billion and total assets under management reached a record $2.8 billion at the end of 2021.
•Loans increased $62.7 million, or 5.1%, reaching a record $1.3 billion during 2021, driven by growth in the commercial and residential mortgage loan portfolios.
•Deposits increased $144 million, or 9.2%, during 2021, largely the result of new customer accounts, Paycheck Protection Program (PPP) loans, and government stimulus funds.
•Successful subordinated debt issuance of $30 million at a rate of 3.25%.
•Completion of a tender offer during the fourth quarter, resulting in the Corporation purchasing 5% of outstanding shares at $27.00 per share for a total of $10.7 million.
“Our successful subordinated debt issuance in 2021 aligns with our strategic initiatives to deliver long-term shareholder value,” said Jae A. Evans, President and Chief Executive Officer. “A portion of the proceeds from the issuance were used for our subsequent tender offer, and the remaining proceeds may be used to support continued stock repurchases and expansion activity.

“Our successful Dutch auction tender offer reduced ISBA shares outstanding and will likely improve several key metrics for shareholders,” Evans said. “Our ongoing stock repurchase plan and this tender offer both align with our ongoing commitment to improve shareholder value.
“Overall, we continue to grow our customer base through trusted, quality service as an independent, community bank,” Evans said. “Our 2021 results, which set multiple records, are a testament to our continued focus on meeting the needs of our customers while pursuing strategic initiatives that benefit our shareholders, customers and communities over the long-term.”
Operating Results
Net income: Net income for the fourth quarter 2021 was $4.8 million, compared to a net loss of $723,000 in 2020. For the year ended December 31, 2021, net income was $19.5 million, compared to $10.9 million in 2020.
Net interest income, fourth quarter 2021: Net interest income for fourth quarter 2021 decreased $70,000 compared to the same period in 2020. While interest income declined $1.4 million due to continued low interest rates, interest expense also decreased $1.3 million, or 45.2%, largely due to a reduction in higher-cost borrowings over the last year. Provision for loan losses decreased $175,000 compared to 2020 and was the result of improvement in credit quality.
Net interest income: Net interest income for the year ended December 31, 2021 increased $2.4 million, or 4.7%, compared to the same period in 2020. Lower interest rates and a reduction in higher-cost borrowing benefited the Corporation with a $6.4 million, or 46.4%, decrease in interest expense during 2021. The decrease in interest expense outpaced a gross interest income decline of $4.1 million during 2021 caused by the lower interest rates and a pause in advances to mortgage brokers. The provision for loan losses also contributed to a positive net interest income result through a $2.2 million decrease compared to 2020, as a result of continued strong credit quality.
Noninterest income and expenses, fourth quarter 2021: Noninterest income decreased $511,000 compared to the fourth quarter of 2020, driven by a reduction in gain on sale of loans. Noninterest expenses for the quarter decreased $7.4 million, attributed to a $7.6 million cost to extinguish $100 million of FHLB advances during the fourth quarter of 2020.
Noninterest income and expenses: Noninterest income of $13.8 million for the year ended December 31, 2021 decreased $601,000 compared to 2020. While service charges and fees increased $1.1 million when compared to the previous year, 2020 also included an additional $1.0 million related to gain on sale of loans and $620,000 related to gains from redemption of corporate owned life insurance policies. Noninterest expenses decreased for the year ended December 31, 2021 by $7.5 million compared to 2020, tied to the $100 million FHLB debt extinguishment in 2020.

Net yield on interest earning assets: The Corporation’s fully taxable equivalent net yield on interest earning assets was 2.86% and 2.87% for the fourth quarter and year ended 2021, respectively, compared to 3.04% and 2.96% for the same periods in 2020. The net yield for 2021 reflected a full year's impact of the decline in interest rates that occurred in the first half of 2020.
Balance Sheet
Assets: Total assets were $2.0 billion and assets under management were $2.8 billion as of December 31, 2021, both record levels. Assets under management include loans sold and serviced of $278.8 million and investment and trust assets managed by Isabella Wealth of $516.2 million, in addition to assets on the consolidated balance sheet. Assets under management increased $124.5 million, or 4.6%, compared to December 31, 2020. Isabella Wealth also reached record levels during 2021 and increased 16.3% during the year.
Loans: During 2021, total loans increased $62.7 million and totaled a record $1.3 billion at December 31, 2021. As customer demand increased, along with advances to mortgage brokers, the commercial loan portfolio increased $50.8 million, or 6.7%, during 2021. Competition for agricultural loans continued to be strong in 2021 and the portfolio declined $6.5 million during the year. Residential mortgage loans increased $18.8 million, or 6.1%, during 2021, while consumer loans recorded a slight decline.
Deposits: Total deposits were a record $1.7 billion as of December 31, 2021, an increase of $144 million, or 9.2%, since December 31, 2020. Growth in 2021 was largely the result of new customer accounts, funding from PPP loans, and government stimulus funds.
Capital: The Bank is considered a “well-capitalized” institution, as its capital ratios exceeded the minimum designated requirements. As of December 31, 2021, the Bank’s Tier 1 Leverage Ratio was 8.54%, Tier 1 Capital Ratio was 12.91% and Total Capital Ratio was 13.60%. The minimum requirements to be considered well capitalized are a Tier 1 Leverage Ratio of 5.0%, Tier 1 Capital Ratio of 8.0% and Total Capital Ratio of 10.0%.
Dividend: During the fourth quarter of 2021, the Corporation paid a $0.27 per common share cash dividend. Based on the Corporation’s closing stock price of $25.50 as of December 31, 2021, the annualized cash dividend yield was 4.24%.
About the Corporation
Isabella Bank Corporation (OTCQX: ISBA) is the parent holding company of Isabella Bank, a state chartered community bank headquartered in Mt. Pleasant, Michigan. Isabella Bank was established in 1903 and has been committed to serving the local banking needs of its customers and communities for 119 years. The Bank offers personal and commercial lending and deposit products, as well as investment, trust, and estate planning services through Isabella Wealth. The Bank has locations throughout seven Mid-Michigan counties: Clare, Gratiot, Isabella, Mecosta, Midland, Montcalm, and Saginaw.

For more information about Isabella Bank Corporation, visit the investors link at www.isabellabank.com. Isabella Bank Corporation common stock is quoted on the OTCQX tier of the OTC Markets Group, Inc.’s electronic quotation system (www.otcmarkets.com) under the symbol “ISBA.” The Corporation’s market maker is Boenning & Scattergood, Inc. (www.boenninginc.com) and its investor relations firm is Renmark Financial Communications, Inc. (www.renmarkfinancial.com).
Forward-Looking Statements
This press release includes forward-looking statements. To the extent that the foregoing information refers to matters that may occur in the future, please be aware that such forward-looking statements may differ materially from the actual results. Additional information concerning some of the factors that could cause materially different results is included in the sections titled “Risk Factors” and “Forward Looking Statements” set forth in Isabella Bank Corporation’s filings with the Securities and Exchange Commission, which are available from the Securities and Exchange Commission’s Public Reference facilities and from its website at www.sec.gov.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	December 31 2021	December 31 2020
ASSETS
Cash and cash equivalents
Cash and demand deposits due from banks	$25,563	$31,296
Interest bearing balances due from banks	79,767	215,344
Total cash and cash equivalents	105,330	246,640
Available-for-sale securities, at fair value	490,601	339,228
Mortgage loans available-for-sale	1,735	2,741
Loans
Commercial	807,439	756,686
Agricultural	93,955	100,461
Residential real estate	326,361	307,543
Consumer	73,282	73,621
Gross loans	1,301,037	1,238,311
Less allowance for loan and lease losses	9,103	9,744
Net loans	1,291,934	1,228,567
Premises and equipment	24,419	25,140
Corporate owned life insurance policies	32,472	28,292
Equity securities without readily determinable fair values	17,383	17,383
Goodwill and other intangible assets	48,302	48,331
Accrued interest receivable and other assets	19,982	21,056
TOTAL ASSETS	$2,032,158	$1,957,378
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest bearing	$448,352	$375,395
Interest bearing demand deposits	364,563	302,444
Certificates of deposit under $250 and other savings	818,841	781,286
Certificates of deposit over $250	78,583	107,192
Total deposits	1,710,339	1,566,317
Borrowed funds
Federal funds purchased and repurchase agreements	50,162	68,747
Federal Home Loan Bank advances	20,000	90,000
Subordinated debt, net of unamortized issuance costs	29,158	—
Total borrowed funds	99,320	158,747
Accrued interest payable and other liabilities	11,451	13,726
Total liabilities	1,821,110	1,738,790
Shareholders’ equity
Common stock — no par value 15,000,000 shares authorized; issued and outstanding 7,532,641 shares (including 105,654 shares held in the Rabbi Trust) in 2021 and 7,997,247 shares (including 59,162 shares held in the Rabbi Trust) in 2020	129,052	142,247
Shares to be issued for deferred compensation obligations	4,545	4,183
Retained earnings	75,592	64,460
Accumulated other comprehensive income	1,859	7,698
Total shareholders’ equity	211,048	218,588
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,032,158	$1,957,378

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended December 31		Year Ended December 31
	2021	2020	2021	2020
Interest income
Loans, including fees	$12,776	$13,997	$51,410	$54,102
Available-for-sale securities
Taxable	1,391	1,302	4,920	5,214
Nontaxable	684	880	3,077	3,830
Federal funds sold and other	190	223	706	1,026
Total interest income	15,041	16,402	60,113	64,172
Interest expense
Deposits	1,079	1,850	5,442	8,884
Borrowings
Federal funds purchased and repurchase agreements	13	14	53	36
Federal Home Loan Bank advances	209	994	1,302	4,905
Subordinated debt, net of unamortized issuance costs	266	—	615	—
Total interest expense	1,567	2,858	7,412	13,825
Net interest income	13,474	13,544	52,701	50,347
Provision for loan losses	81	256	(518)	1,665
Net interest income after provision for loan losses	13,393	13,288	53,219	48,682
Noninterest income
Service charges and fees	2,125	1,855	7,614	6,544
Wealth management fees	797	701	3,071	2,578
Net gain on sale of mortgage loans	235	1,063	1,694	2,716
Earnings on corporate owned life insurance policies	223	197	800	755
Gains from redemption of corporate owned life insurance policies	121	18	271	891
Net income (loss) on joint venture investment	—	269	—	577
Other	107	16	372	362
Total noninterest income	3,608	4,119	13,822	14,423
Noninterest expenses
Compensation and benefits	6,056	6,009	23,749	23,772
Furniture and equipment	1,413	1,469	5,462	5,787
Occupancy	935	889	3,661	3,557
Loss on extinguishment of debt	—	7,643	—	7,643
Other	2,793	2,628	10,822	10,474
Total noninterest expenses	11,197	18,638	43,694	51,233
Income before federal income tax expense	5,804	(1,231)	23,347	11,872
Federal income tax expense	1,010	(508)	3,848	987
NET INCOME	$4,794	$(723)	$19,499	$10,885
Earnings per common share
Basic	$0.63	$(0.10)	$2.48	$1.37
Diluted	$0.63	$(0.10)	$2.45	$1.34
Cash dividends per common share	$0.27	$0.27	$1.08	$1.08

AVERAGE BALANCES, INTEREST RATE, AND NET INTEREST INCOME (UNAUDITED)
(Dollars in thousands)
The following schedules present the daily average amount outstanding for each major category of interest earning assets, non-earning assets, interest bearing liabilities, and noninterest bearing liabilities. These schedules also present an analysis of interest income and interest expense for the periods indicated. All interest income is reported on a fully taxable equivalent (FTE) basis using a federal income tax rate of 21%. Loans in nonaccrual status, for the purpose of the following computations, are included in the average loan balances. Federal Reserve Bank (FRB) and Federal Home Loan Bank (FHLB) restricted equity holdings are included in other interest earning assets.

	Three Months Ended
	December 31, 2021			December 31, 2020
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans	$1,226,192	$12,776	4.17%	$1,258,775	$13,997	4.45%
Taxable investment securities	383,175	1,391	1.45%	205,522	1,302	2.53%
Nontaxable investment securities	104,115	889	3.42%	134,026	1,200	3.58%
Fed funds sold	9	—	0.01%	3	—	—%
Other	199,605	190	0.38%	227,920	223	0.39%
Total earning assets	1,913,096	15,246	3.19%	1,826,246	16,722	3.66%
NONEARNING ASSETS
Allowance for loan losses	(9,082)			(9,603)
Cash and demand deposits due from banks	28,852			28,606
Premises and equipment	24,534			25,656
Accrued income and other assets	109,238			119,230
Total assets	$2,066,638			$1,990,135

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$367,130	$48	0.05%	$285,731	$94	0.13%
Savings deposits	584,475	157	0.11%	487,014	148	0.12%
Time deposits	306,817	874	1.14%	383,436	1,608	1.68%
Federal funds purchased and repurchase agreements	60,508	13	0.09%	49,427	14	0.11%
Federal Home Loan Bank advances	40,543	209	2.06%	174,728	994	2.28%
Subordinated debt, net of unamortized issuance costs	29,143	266	3.65%	—	—	—%
Total interest bearing liabilities	1,388,616	1,567	0.45%	1,380,336	2,858	0.83%
NONINTEREST BEARING LIABILITIES
Demand deposits	449,766			370,042
Other	12,002			16,446
Shareholders’ equity	216,254			223,311
Total liabilities and shareholders’ equity	$2,066,638			$1,990,135
Net interest income (FTE)		$13,679			$13,864
Net yield on interest earning assets (FTE)			2.86%			3.04%

	Year Ended
	December 31, 2021			December 31, 2020
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans	$1,208,141	$51,410	4.26%	$1,236,169	$54,102	4.38%
Taxable investment securities	297,357	4,920	1.65%	229,468	5,214	2.27%
Nontaxable investment securities	117,997	4,235	3.59%	140,665	5,189	3.69%
Fed funds sold	5	—	0.02%	4	—	0.06%
Other	255,246	706	0.28%	142,717	1,026	0.72%
Total earning assets	1,878,746	61,271	3.26%	1,749,023	65,531	3.75%
NONEARNING ASSETS
Allowance for loan losses	(9,396)			(8,837)
Cash and demand deposits due from banks	29,139			24,987
Premises and equipment	24,760			25,846
Accrued income and other assets	109,625			118,195
Total assets	$2,032,874			$1,909,214

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$345,015	$216	0.06%	$262,188	$357	0.14%
Savings deposits	558,102	616	0.11%	456,088	1,212	0.27%
Time deposits	336,094	4,610	1.37%	387,881	7,315	1.89%
Federal funds purchased and repurchase agreements	57,453	53	0.09%	35,518	36	0.10%
Federal Home Loan Bank advances	69,342	1,302	1.88%	210,451	4,905	2.33%
Subordinated debt, net of unamortized issuance costs	17,000	615	3.62%	—	—	—%
Total interest bearing liabilities	1,383,006	7,412	0.54%	1,352,126	13,825	1.02%
NONINTEREST BEARING LIABILITIES
Demand deposits	416,247			320,820
Other	12,858			15,613
Shareholders’ equity	220,763			220,655
Total liabilities and shareholders’ equity	$2,032,874			$1,909,214
Net interest income (FTE)		$53,859			$51,706
Net yield on interest earning assets (FTE)			2.87%			2.96%

SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands except per share amounts)

	Year Ended
	December 31 2021	December 31 2020	December 31 2019
PER SHARE
Basic earnings	$2.48	$1.37	$1.65
Diluted earnings	$2.45	$1.34	$1.61
Dividends	$1.08	$1.08	$1.05
Tangible book value	$21.61	$21.29	$20.45
Quoted market value
High	$29.00	$24.50	$24.80
Low	$19.45	$15.60	$22.01
Close (1)	$25.50	$19.57	$24.31
Common shares outstanding (1)	7,532,641	7,997,247	7,910,804
Average number of common shares outstanding	7,853,398	7,959,705	7,909,794
Average number of diluted common shares outstanding	7,965,961	8,106,091	8,095,042
PERFORMANCE RATIOS
Return on average total assets	0.96%	0.57%	0.72%
Return on average shareholders' equity	8.83%	4.93%	6.25%
Return on average tangible shareholders' equity	11.31%	6.34%	8.17%
Net interest margin yield (FTE)	2.87%	2.96%	3.07%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$278,844	$301,377	$259,375
Assets managed by Isabella Wealth	$516,243	$443,967	$436,181
Total assets under management	$2,827,245	$2,702,722	$2,509,754
ASSET QUALITY (1)
Nonaccrual status loans	$1,245	$5,313	$6,535
Performing troubled debt restructurings	$25,276	$22,200	$21,194
Foreclosed assets	$211	$527	$456
Net loan charge-offs (recoveries)	$123	$(140)	$466
Nonperforming loans to gross loans	0.10%	0.43%	0.55%
Nonperforming assets to total assets	0.08%	0.31%	0.40%
Allowance for loan and lease losses to gross loans	0.70%	0.79%	0.67%
CAPITAL RATIOS (1)
Shareholders' equity to assets	10.39%	11.17%	11.59%
Tier 1 leverage	7.97%	8.37%	9.01%
Common equity tier 1 capital	12.07%	12.97%	12.56%
Tier 1 risk-based capital	12.07%	12.97%	12.56%
Total risk-based capital	14.94%	13.75%	13.18%
(1) At end of period

SUPPLEMENTAL BALANCE SHEET DATA (UNAUDITED)
(Dollars in thousands)

	December 31 2021	September 30 2021	June 30 2021	March 31 2021	December 31 2020
Commercial	$807,439	$757,993	$723,888	$725,540	$756,686
Agricultural	93,955	93,782	95,197	91,629	100,461
Residential real estate	326,361	321,620	312,567	305,909	307,543
Consumer	73,282	75,163	75,011	72,840	73,621
Gross loans	$1,301,037	$1,248,558	$1,206,663	$1,195,918	$1,238,311

	December 31 2021	September 30 2021	June 30 2021	March 31 2021	December 31 2020
Noninterest bearing demand deposits	$448,352	$430,950	$428,410	$404,710	$375,395
Interest bearing demand deposits	364,563	374,137	326,971	328,440	302,444
Savings deposits	596,662	572,136	549,134	555,688	505,497
Certificates of deposit	297,696	312,027	326,214	331,413	358,165
Brokered certificates of deposit	—	—	—	14,029	14,029
Internet certificates of deposit	3,066	3,066	5,777	9,301	10,787
Total deposits	$1,710,339	$1,692,316	$1,636,506	$1,643,581	$1,566,317

	December 31 2021	September 30 2021	June 30 2021	March 31 2021	December 31 2020
U.S. Treasury	$209,703	$192,069	$132,593	$29,371	$—
States and political subdivisions	121,205	128,689	130,960	140,329	143,656
Auction rate money market preferred	3,242	3,246	3,260	3,224	3,237
Mortgage-backed securities	56,148	62,030	68,155	75,835	88,652
Collateralized mortgage obligations	92,301	100,767	109,294	116,865	101,983
Corporate	8,002	7,583	4,192	1,700	1,700
Available-for-sale securities, at fair value	$490,601	$494,384	$448,454	$367,324	$339,228

	December 31 2021	September 30 2021	June 30 2021	March 31 2021	December 31 2020
Federal Home Loan Bank advances	$20,000	$60,000	$70,000	$90,000	$90,000
Securities sold under agreements to repurchase without stated maturity dates	50,162	67,519	62,274	51,967	68,747
Subordinated debt, net of unamortized issuance costs	29,158	29,136	29,121	—	—
Total borrowed funds	$99,320	$156,655	$161,395	$141,967	$158,747

SUPPLEMENTAL STATEMENTS OF INCOME DATA (UNAUDITED)
(Dollars in thousands)

	Three Months Ended December 31		Year Ended December 31
	2021	2020	2021	2020
Service charges and fees
ATM and debit card fees	$1,318	$1,043	$4,600	$3,723
Service charges and fees on deposit accounts	621	474	2,139	1,847
Freddie Mac servicing fee	175	149	747	625
Net OMSR income (loss)	(56)	123	(184)	44
Other fees for customer services	67	66	312	305
Total service charges and fees	2,125	1,855	7,614	6,544
Wealth management fees	797	701	3,071	2,578
Net gain on sale of mortgage loans	235	1,063	1,694	2,716
Earnings on corporate owned life insurance policies	223	197	800	755
Gains from redemption of corporate owned life insurance policies	121	18	271	891
Net income (loss) on joint venture investment	—	269	—	577
Other	107	16	372	362
Total noninterest income	$3,608	$4,119	$13,822	$14,423

	Three Months Ended December 31		Year Ended December 31
	2021	2020	2021	2020
Compensation and benefits	$6,056	$6,009	$23,749	$23,772
Furniture and equipment	1,413	1,469	5,462	5,787
Occupancy	935	889	3,661	3,557
Loss on extinguishment of debt	—	7,643	—	7,643
Other
Audit, consulting, and legal fees	513	488	2,066	1,836
ATM and debit card fees	458	417	1,810	1,441
Marketing costs	256	200	939	877
Memberships and subscriptions	215	194	877	740
Loan underwriting fees	221	248	849	825
Donations and community relations	253	157	705	723
Director fees	198	168	703	695
FDIC insurance premiums	161	153	690	612
All other	518	603	2,183	2,725
Total other noninterest expenses	2,793	2,628	10,822	10,474
Total noninterest expenses	$11,197	$18,638	$43,694	$51,233